UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2026

Daktronics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38747	46-0306862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
201 Daktronics Drive
Brookings, SD 57006
(Address of Principal Executive Offices, and Zip Code)
(605) 692-0200
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value	DAKT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Ramesh Jayaraman to the Board of Directors

On January 30, 2026, the Board of Directors (the “Board”) of Daktronics, Inc. (the “Company”) appointed Ramesh Jayaraman to the Board, effective February 1, 2026, with an initial term expiring at the 2027 annual meeting of stockholders and until his successor has been elected and qualified or until his earlier death, resignation, removal, or disqualification. The Board’s appointment of Mr. Jayaraman to the Board was made in accordance with the terms and conditions of the Letter Agreement, dated as of November 25, 2025, entered into between Mr. Jayaraman and the Company (the “Letter Agreement”), pursuant to which Mr. Jayaraman was appointed President and Chief Executive Officer of the Company, effective as of February 1, 2026 (the “Effective Date”). The material terms of the Letter Agreement, including, but not limited to, the terms of Mr. Jayaraman’s compensation arrangement with the Company in connection with his appointment as President and Chief Executive Officer of the Company, were previously disclosed in the Company’s Current Report on Form 8‑K filed on December 3, 2025.

As previously disclosed, in connection with Mr. Jayaraman’s appointment as President and Chief Executive Officer of the Company, Bradley T. Wiemann, will step down from his role as Interim President and Chief Executive Officer of the Company, effective as of the Effective Date. Pursuant to the Termination Agreement and General Release of Claims, effective as of August 1, 2025 (the “Termination Agreement”), Mr. Wiemann will serve as an Advisor to the successor Chief Executive Officer (the “Successor CEO”) through a reasonable onboarding period as determined by the Board and the Successor CEO (the “Transition Period”), at which time Mr. Wiemann will retire from the Company. The Company previously reported that Mr. Wiemann would retire on the Effective Date. As of the date of this Current Report on Form 8-K (this “Report”), the Board and Mr. Wiemann are currently in discussions regarding an expiration date for the Transition Period. A final determination regarding the expiration date for the Transition Period as a result of those discussions will be disclosed in a report filed by the Company with the Securities and Exchange Commission (“SEC”) at a later date in accordance with applicable SEC rules.

Except for the Letter Agreement, there are no arrangements or understandings between Mr. Jayaraman and any other person pursuant to which he was selected as a member of the Board. There is no existing relationship between Mr. Jayaraman and the Company that would require disclosure pursuant to Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended. Mr. Jayaraman has not been appointed to any committees of the Board and will not receive any additional compensation for his service on the Board.

Resignation of Reece A. Kurtenbach from the Board

As previously disclosed, pursuant to the Separation Agreement and General Release entered into between the Company and Reece A. Kurtenbach, the former President and Chief Executive Officer of the Company, effective as of March 5, 2025 (the “Separation Agreement”), Mr. Kurtenbach agreed to resign from service as a member of the Board, effective as of the date of appointment of the Successor CEO. Consistent with the express terms of the Separation Agreement, on January 29, 2026, Mr. Kurtenbach resigned as a member of the Board, effective as of February 1, 2026. Mr. Kurtenbach’s resignation did not result from any disagreement with the Company on any matter relating to its operations, policies, or practices. The appointment of Mr. Jayaraman and the resignation of Mr. Kurtenbach do not result in any change to the total number of directors serving on the Board.

Second Amendment to Consulting Agreement

As previously disclosed, in connection with the Separation Agreement, the Company and Mr. Kurtenbach entered into a Consulting Agreement, effective as of March 5, 2025 (the “Original Consulting Agreement”), which was amended by a First Amendment to Consulting Agreement, dated October 30, 2025 (the “First Amendment”). Under the Original Consulting Agreement, as amended by the First Amendment (the “Amended Consulting Agreement”), Mr. Kurtenbach received a monthly consulting fee of $30,000 in exchange for rendering certain consulting services to the Company until January 31, 2026.

On January 30, 2026, the Board authorized the Company to enter into a Second Amendment to the Consulting Agreement, effective as of February 1, 2026, with Mr. Kurtenbach (the “Second Amendment”). Under the Second Amendment, the term of the Amended Consulting Agreement was extended through May 2, 2026, unless earlier terminated in accordance with the terms and conditions of the Amended Consulting Agreement (the “Extended Term”). Except for the Extended Term, all other terms and conditions of the Amended Consulting Agreement remain in full force and effect.

The foregoing description of the material terms of the Second Amendment in this Report does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is filed as Exhibit 10.1 to this Report and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Information

This Report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends forward-looking terminology such as “believes,” “expects,” “may,” “will,” “would,” “should,” “anticipates,” “plans,” or similar expressions to identify forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding the Company’s leadership transition. Such statements are subject to certain risks and uncertainties that could cause the Company's actual results to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks described more fully in Item 1A in the Company’s Annual Report on Form 10-K for the Company’s 2025 fiscal year, which are expressly incorporated herein by reference, and other factors as may periodically be described in other reports filed or furnished by the Company with the SEC. Forward-looking statements relate to the date initially made, and the Company undertakes no obligation to update them, except as may be required by applicable law.

Section 9 - Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Second Amendment to the Consulting Agreement, effective February 1, 2026, by and between Reece A. Kurtenbach and Daktronics, Inc.
104	Cover page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAKTRONICS, INC.

By: /s/ Howard I. Atkins
Howard I. Atkins
Acting Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Date: February 2, 2026